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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement on Form S-8 No. 333-31733 pertaining to the Vaxcel, Inc. 1993 Stock Option Plan and the Vaxcel, Inc. Replacement Plan for Zynaxis Options, of our report dated
March 9, 1999, with respect to the financial statements and schedule of Vaxcel, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1998.


/s/ Ernst & Young LLP

Atlanta, Georgia
March 29, 1999